SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported):
February 08, 1999
MMCA  AUTO  OWNER TRUST  1999-1
(MMCA Auto Receivables, Inc.  - Originator)
(Exact Name of Registrant as Specified in its Charter)
   Delaware  333-66063 (33-0570905)
State or other (Commission (IRS Employer Id No.) jurisdiction File Number) of incorporation)
P.O. Box 6038
Cypress, California  90630-0038
(714) 236-1510
(Address of Registrant's principal executive office and
Registrant's telephone number, including area code)
Item 5.	Other Events.
	The Registrant hereby incorporates by reference
	the information contained in the attached exhibits
	in response to this Item 5.
Item 7.	Financial Statements and Exhibits.
	(c)  Exhibits.
MMCA Auto Owner Trust 1999-1  Asset Backed Notes and
  Asset Backed Certificates.
Monthly "Servicer's Certificate," dated: February 08, 1999
Monthly "Servicing Report," for the following reporting period:
January 1, 1999 through January 31, 1999
Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMCA AUTO RECEIVABLES, INC.
Dated: February 08, 1999

SIGNATURES


By: Hideyuki Kitamura
Vice President, Secretary and Treasurer